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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) FEBRUARY 10, 2006

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                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                        1-5794                 38-1794485
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

 21001 VAN BORN ROAD, TAYLOR, MICHIGAN                              48180
(Address of Principal Executive Offices)                          (Zip Code)

                                 (313) 274-7400
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 10, 2006, Masco Corporation and Masco Europe s.a r.l., as borrowers, entered into Amendment No. 1 to 5-Year Revolving Credit Agreement with the banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Amendment modifies the terms of Masco's U.S. $2 billion 5-year Revolving Credit Agreement, dated as of November 5, 2004 among Masco and Masco Europe, as borrowers, and certain banks party thereto, as lenders, J.P. Morgan Securities Inc. and Citigroup Global Markets, Inc., as Joint Lead Arrangers and Joint Book Runners and Citibank, N.A., as Syndication Agent, Sumitomo Mitsui Banking Corporation, as Documentation Agent, and Bank One, NA (Main Office Chicago) (which merged with JPMorgan Chase Bank, N.A.), as Administrative Agent.

     The Amendment modifies the minimum consolidated net worth covenant so that the "Consolidated Net Worth" of Masco (as defined in the Agreement) shall not be less than 70% of the Consolidated Net Worth of Masco for the preceding fiscal year. The Amendment also extends the termination date (originally November 5, 2009) until February 10, 2011 and permits Masco to seek annually a one-year extension of the termination date, provided any such request is made within a 45-day period before the anniversary of the effective date of the Amendment.

     Richard A. Manoogian, Chairman and Chief Executive Officer of Masco, is a director of JPMorgan Chase & Co., an affiliate of JPMorgan Chase Bank, N.A. Another affiliate J.P. Morgan Trust Company, National Association acts as trustee under Masco's indentures. In the ordinary course of their respective businesses, certain of the participants in the credit facility or their affiliates have performed investment banking, commercial banking and other financial services for Masco and its affiliates, including acting as lenders under various loan facilities and as underwriters in offerings of Masco securities.

     A copy of the Amendment is attached hereto as Exhibit 4 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          4 Amendment No. 1 to 5-Year Revolving Credit Agreement dated as of February 10, 2006 among Masco Corporation and Masco Europe s.a r.l., as borrowers, the banks parties thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MASCO CORPORATION


                                        By: /s/ Timothy Wadhams
                                            ------------------------------------
                                        Name: Timothy Wadhams
                                        Title: Senior Vice President and
                                               Chief Financial Officer

February 15, 2006


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                                  EXHIBIT INDEX

4 Amendment No. 1 to 5-Year Revolving Credit Agreement dated as of February 10, 2006 among Masco Corporation and Masco Europe s.a r.l., as borrowers, the banks parties thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent.


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